United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2021
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.
On April 14, 2021, Jones Lang LaSalle Incorporated (the “Company”), Jones Lang LaSalle Finance B.V. and certain of the Company’s other subsidiaries, as guarantors, executed Amendment No. 2 ("Amendment No. 2") to the Second Amended and Restated Multicurrency Credit Agreement dated as of June 21, 2016 (as amended, the “Credit Agreement”) with a syndicate of lenders. Bank of Montreal serves as Administrative Agent, BMO Capital Markets Corp. and BofA Securities, Inc. served as Joint Lead Arrangers. In addition, HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC served as Joint Book Runners.
The borrowing capacity under the Credit Agreement remains at $2.75 billion. The features to the Credit Agreement, as amended, provide for:
i.an extension of the maturity date of the Credit Agreement from May 2023 to April 2026;
ii.certain sustainability-linked metrics relating to CO2 emissions and sustainability certification on office space greater than 10,000 square feet, with potential adjustments to pricing on an annual basis; and
iii.incremental flexibility to certain thresholds within Permitted Adjustments as of the Amendment No. 2 Effective Date.
All obligations under the Credit Agreement continue to be guaranteed by the Company and certain of its subsidiaries as guarantors. The Credit Agreement also contains customary affirmative and negative covenants and events of default.
Capitalized terms not otherwise defined in this Form 8-K have the meanings provided in the Credit Agreement.
The foregoing summary of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, attached in marked form as Annex I to Amendment No. 1, which is filed as Exhibit 10.1 and incorporated in this Item 1.01 by reference.
Item 8.01 Other information
On April 15, 2021, we announced the execution of the Credit Agreement. A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
EXHIBIT INDEX

10.1	Amendment No. 2 to Credit Agreement, dated as of April 14, 2021, amending the Second Amended and Restated
Multicurrency Credit Agreement, dated as of June 21, 2016, by and among Jones Lang LaSalle Finance B.V., the Lenders party thereto, and Bank of Montreal, as Administrative Agent
99.1	News release issued by Jones Lang LaSalle Incorporated on April 15, 2021 announcing the execution of
Amendment No. 2 to the Second Amended and Restated Multcurrency Credit Agreement, dated June 21, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2021
Jones Lang LaSalle Incorporated

By: /s/ Bryan J. Duncan
Name: Bryan J. Duncan
Title: Executive Vice President and Treasurer